UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2007
IDM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19591	33-0245076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Parker, Suite 100
Irvine, California		92618
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (949) 470-4751
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01 Other Events.
On June 5, 2007, IDM Pharma, Inc. (the “Company”) presented preliminary results from the Company’s Phase II Uvidem melanoma vaccine clinical trial (the “Phase II Trial”) at the 2007 American Society of Clinical Oncology (“ASCO”) 43rd annual meeting in Chicago.
The preliminary results from the Phase II Trial showed that Uvidem was well tolerated with evidence of efficacy and induction of immune response in patients with progressive metastatic melanoma.
The Phase II Trial is a single arm, two-stage Phase II trial designed to evaluate clinical and immunological activities and the safety of a multivalent dendritic cell-based vaccine in patients with in-transit or low volume metastatic melanoma. Thirty-three patients were treated in the study and the results to date are as follows:
•	Clinical response (RECIST): out of 30 patients evaluable for efficacy, 9 (30%) showed evidence of clinical benefit (1 complete response (CR), 2 partial responses (PR) and 6 stable disease (SD)) with duration of response ranging from 7.5 to 26 months.

•	Assessment of pathological response in target sites in 4 patients (2 PR, 2 SD) showed:
a.	complete pathological regression after resection of target sites in 2 patients; and

b.	two patients were rendered free of disease after clinical stable disease and surgery of lung metastases.
•	Progression free survival (PFS) was 4.8 months with a median follow-up of 12 months.

•	Overall survival (OS) has not yet been reached as 21 patients are still alive. The survival rate at 9 months was 70%.

•	Immune response: 26 out of 29 evaluated patients (90%) showed detectable TAA-specific CD8+ T cells with 18 patients (62%) showing boosted or appearance of anti-TAA specific CD8+ T cells.

•	Uvidem was well tolerated with toxicity limited to mild events with only one possibly related serious adverse event (SAE) reported (age related macular degeneration).
A copy of the press release announcing the presentation of the Phase II Trial preliminary results is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the slides used during the ASCO presentation, which contain additional information on the clinical trial and preliminary results of the clinical trial, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.
The press release and the slides, as well as the summary in this Item 8.01, include and the presentation described in this press release will include forward-looking statements that reflect management’s current views of future events including statements regarding the Phase II Trial and the potential for Uvidem as a treatment for melanoma, and review of the submissions for marketing approval of Junovan by the U.S. Food and Drug Administration and the European Medicines Agency. Actual results may differ materially from the forward-looking statements due to a number of important factors described in more detail in the attached press release. These factors are more fully discussed in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the quarter ended March 31, 2007 and other periodic reports filed with the SEC. The Company expressly disclaims any intent or obligation to update these forward-looking statements, except as required by law.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

99.1	IDM Pharma, Inc. press release.

99.2	IDM Pharma, Inc. slide presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDM PHARMA, INC.

Date: June 5, 2007	By:	/s/ Robert J. De Vaere Robert J. De Vaere
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	IDM Pharma, Inc. press release.

99.2	IDM Pharma, Inc. slide presentation.